UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2026

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	*	*

*The Nasdaq Stock Market (“Nasdaq”) suspended trading of the Company’s common shares at the opening of business on June 11, 2026. The Company’s common shares began trading on the over-the-counter market under the symbol “NOTVQ.” On July 10, 2026, Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to delist the Company’s common shares from Nasdaq, which will become effective 10 calendar days after such filing. The deregistration of the Company’s common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on June 3, 2026 (the “Petition Date”), Inotiv, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Company Parties” or the “Debtors”) filed voluntary petitions commencing cases (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization, which plan was originally filed with the Bankruptcy Court on June 3, 2026, and subsequently amended and filed with the Bankruptcy Court on July 10, 2026 to reflect certain clarifying edits. The Chapter 11 Cases are being jointly administered under the caption In re Inotiv, Inc., et al. A summary of the material terms of the plan of reorganization and related matters is contained in the Company’s
Current Report on Form 8-K filed with the SEC on June 3, 2026 and is incorporated herein by reference.

Confirmation of Plan of Reorganization

On July 14, 2026, the Bankruptcy Court entered the Order (I) Approving Debtors’ Disclosure Statement on a Final Basis and (II) Confirming the Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Inotiv, Inc. and its Affiliated Debtors (the “Plan”) (Docket No. 191) (the “Confirmation Order”) confirming the Plan. The Company expects that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied or waived (the “Plan Effective Date”).

The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the plan supplement, as the same have been amended from time to time prior to confirmation of the Plan and may be further amended prior to the Plan Effective Date or as otherwise set forth in the Plan (including the plan supplements) or the Confirmation Order. It is also possible that technical amendments could be made to the Plan prior to the Plan Effective Date.

Until the Plan Effective Date, the Company Parties continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The material terms of the restructuring transactions that are set forth in the Plan, as confirmed by the Bankruptcy Court, were previously described under “Restructuring Support Agreement” in Item 1.01 on a Current Report on Form 8-K filed by the Company on June 3, 2026, which description is incorporated herein by reference. Such summary describes only certain material provisions of the Plan, does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 2.2 to this Current Report on Form 8-K.

As of July 14, 2026, the Company had 35,172,908 shares of common stock issued and outstanding. Under the Plan, on the Plan Effective Date, all of the outstanding common shares and other equity interests of the Company will be canceled, and existing equity holders will not receive or retain any distribution, property, or other value on account of such interests. On the Plan Effective Date, or as promptly as practicable thereafter, the reorganized company intends to issue 5,100,000 shares of new equity interests to holders of the Company’s prepetition loans, secured notes and convertible notes, together with warrants exercisable for an additional 630,337 new equity interests, to be distributed as described in the Plan. The Company expects to emerge from the Chapter 11 Cases as a private company.

Information regarding the assets and liabilities of the Company as of March 31, 2026 can be found in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 11, 2026.

The foregoing descriptions of the Plan and the Confirmation Order do not purport to be complete and are qualified in their entirety by reference to the Plan and the Confirmation Order. The Confirmation Order and the Plan are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K (this “Current Report”), and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Press Release

On July 14, 2026, the Company issued a press release announcing entry of the Confirmation Order. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report under Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filings.

Additional Information on the Chapter 11 Cases

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://restructuring.ra.kroll.com/Inotiv, a website administered by the Debtors’ claims and noticing agent, Kroll Restructuring Administration LLC (“Kroll”). Information may also be obtained by contacting Kroll by calling (844) 408-3698 (U.S./Canada, toll-free) or +1 (646) 825-3849 (international), by emailing InotivInfo@ra.kroll.com, or by writing to Inotiv, Inc., c/o Kroll Restructuring Administration LLC, 850 Third Avenue, Suite 412, Brooklyn, NY 11232.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities (including its common shares) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for these securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of its existing equity interests will experience a total loss on their investment, as the Plan contemplates that all existing equity interests in the Company will be cancelled without any distribution to existing equity holders.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are predictive in nature and are identified generally by the use of the terms “could,” “will,” “may,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “potential,” “continue” and similar words or expressions indicating possible future expectations, events or actions. Forward-looking statements are based on current expectations, assumptions, estimates and projections about the Company’s business and its industry, and are not guarantees of future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein.

All statements in this Current Report on Form 8-K that are not historical are forward-looking statements, including statements regarding the timing and implementation of the transactions contemplated by the Plan, the Company’s ability to continue operating in the ordinary course, the potential benefits of the transactions contemplated by the Plan, including the Company’s ability to emerge from the Chapter 11 Cases as a private company.

Such risks and uncertainties include, among other things, risks attendant to the bankruptcy process, including the ability of the Company to consummate the Plan; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and the Company’s relationships with its vendors, customers, employees, and other stakeholders; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to satisfy the conditions and milestones, and to comply with the covenants under, the various agreements set forth in the Plan; changes in the Company’s ability to meet its financial obligations during the Chapter 11 Cases; the actions and decisions of creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases; and other factors described in the “Risk Factors” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

2.1	Confirmation Order, dated July 14, 2026 (filed herewith)
2.2	Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Inotiv, Inc. and its Affiliated Debtors (filed herewith)
99.1	Press Release, dated July 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	July 15, 2026	By:	/s/ Beth Taylor
Beth Taylor
Chief Financial Officer,
Executive Vice President